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                                                                   EXHIBIT 23.1



INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statements No. 33-43242, No. 33-49856, No. 33-76910 and No. 33-80456 of Healthsource, Inc. and
Subsidiaries on Form S-8 of our report dated February 16, 1996, appearing in this Annual Report on Form 10-K of Healthsource, Inc. and Subsidaries for the year ended December 31, 1995.


/s/ DELIOTTE & TOUCHE LLP

Boston Massachusetts
February 28, 1996